Exhibit 3.303
Hope Andrade
Secretary of State
Office of the Secretary of State
The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:
PRHC-ENNIS, L.P.
Filing Number: 12325610

Certificate Of Limited Partnership	August 05, 1999
Amended Certificate of Limited Partnership	February 09, 2000
Change of Registered Agent/Office	September 28, 2000
Change of Office by Registered Agent	October 29, 2001
Certificate of Assumed Business Name	April 01, 2002
Change of Registered Agent/Office	July 13, 2005
Certificate of Amendment	February 26, 2010
Change of Name or Address by Registered Agent	April 19, 2010
In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on March 11, 2011.

Hope Andrade Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID: 10266	Document: 358900740013

FILED
In the Office of the
Secretary of State of Texas

AUG 05 1999

Corporation Section
CERTIFICATE OF LIMITED PARTNERSHIP
1.	The name of the limited partnership is: PHC-Palestine (Trinity), L.P.

2.	The address of the registered office is 800 Brazos, Ste 1100, Austin, TX 78701.

3.	The name of the registered agent at the above address is National Registered Agents, Inc.

4.	The address where the records of the limited partnership are to be kept or made available (pursuant to TRLPA art. 6132a-1, sec. 1.07) is: 105 Westwood Place, Suite 400, Brentwood, TN 37027.

5.	The name, mailing address and street address of the business or residence of each general partner is as follows:

Business or Residence
General Partner	Mailing Address	Street Address

PHC-Trinity Valley, Inc.	105 Westwood Place, Suite 400 Brentwood, TN 37027	same
6.	Are there any other matters that the partners wish to include? None.

PHC-PALESTINE (TRINITY), L.P.

/s/ Howard T. Wall

By: Its General Partner

Form 424 (Revised 12/09) Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filing Fee: See instructions	Certificate of Amendment	This space reserved for office use. FILED in the Office of the Secretary of State of Texas FEB 26 2010 Corporation Section
Entity Information
The name of the filing entity is:
PRHC-Ennis, L.P.
State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.
The filing entity is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☑ Limited Partnership
The file number issued to the filing entity by the secretary of state is: 12325610
The date of formation of the entity is: August 5, 1999
Amendments
1. Amended Name
(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)
The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:
The name of the filing entity is: (state the new name of the entity below)
The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.
2. Amended Registered Agent/Registered Office
The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

RECEIVED
SECRETARY OF STATE
FEB 26 2010

CLK 64
AUSTIN TEXAS
Form 424

6

Registered Agent
(Complete either A or B, but not both. Also complete C.)
☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR
☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix
The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.
☐ C. The business address of the registered agent and the registered office address is:

TX

Street Address (No P.O. Box)	City	State	Zip Code
3. Other Added, Altered, or Deleted Provisions
Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.
Text Area (The attached addendum, if any, is incorporated herein by reference.)
☑ Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:
WHEREAS, PHC-Trinity Valley, Inc., the general partner of PRHC-Ennis, L.P., changed its name to PRHC-Ennis G.P., Inc. on February 9, 2000. The name of the General Partner shall be changed from PHC-Trinity Valley, Inc. to PRHC-Ennis, G.P., Inc.
☐ Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:
☐ Delete each of the provisions identified below from the certificate of formation.
Statement of Approval
The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.
Form 424

7

Effectiveness of Filing (Select either A, B, or C.)
A. ☑ This document becomes effective when the document is filed by the secretary of state.
B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:
C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:
The following event or fact will cause the document to take effect in the manner described below:
Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.
Date: February 22, 2010

By:	/s/ Mary Kim E. Shipp

by: Mary Kim E. Shipp, PRHC-Ennis, L.P. Signature of authorized person
and
by: Mary Kim E. Shipp, Secretary, PRHC-Ennis, G.P., Inc. Printed or typed name of authorized person (see instructions)
Form 424

8

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 12325610 04/19/2010 Document #: 304508730965 Image Generated Electronically
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is PRHC-ENNIS, L.P.

The entity’s filing number is 12325610

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

350 N. St. Paul St., Dallas, TX 75201

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

350 N. St. Paul St., Ste. 2900, Dallas, TX 75201-4234

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 04/19/2010

CT Corporation System

Name of Registered Agent

Kenneth Uva, Vice President

Signature of Registered Agent
FILING OFFICE COPY

FILED
In the Office of the
Secretary of State of Texas

FEB 9 2000

Corporations Section
CERTIFICATE OF AMENDMENT
TO
THE CERTIFICATE OF LIMITED PARTNERSHIP
     The undersigned general partner(s), having filed an original Certificate of Limited Partnership, hereby duly execute this Certificate of Amendment of Limited Partnership, which is being filed with the Secretary of State in accordance with Section 2 02 of the Texas Revised Limited Partnership Act.
1	The name of the limited partnership is PHC-Palestine (Trinity), L.P.

2.	The Certificate of Limited Partnership is amended as follows.
The name of the limited Partnership shall be changed to: PRHC-ENNIS, L.P.
3.	The date upon which this Certificate of Amendment will be effective is upon filing.
Signed on this 1st day of February, 2000

PHC-Trinity Valley, Inc.
By	/s/ Howard T. Wall
Howard T. Wall, Secretary

PRHC-ENNIS, L.P.
     PRHC-ENNIS, L.P., a limited partnership organized under the laws of the State of Texas, hereby consents to the qualification of PRHC-Ennis G.P., Inc. in the State of Texas and to the use of the name PRHC-ENNIS G.P., Inc.
     IN WITNESS WHEREOF, the said PRHC-Ennis, L.P has caused this consent to be executed by its Vice President and Secretary this 4th day of February, 2000.

PRHC-ENNIS, L.P.
By:	/s/ Howard T. Wall
Name: Howard T. Wall
Title: Vice President and Secretary

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas SEP 28 2000 Corporation Section
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List of Limited Partnerships

The entity’s file number is See List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.)

800 Brazos Street, Suite 1100, Austin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

905 Congress Avenue, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: September 27, 2000

National Registered Agents, Inc. Name of registered agent

/s/ Dennis E. Howarth Signature of registered agent
Dennis E. Howarth, President
IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

State of New Jersey	§
County of Mercer	§

This instrument was acknowledged before me on	September 27, 2000	by
(date)
Dennis E. Howarth

(name of person acknowledging)
          (Notary Seal)

ZULMA MUNIZ HOWARTH	/s/ Zulma M. Howarth

NOTARY PUBLIC, NEW JERSEY	Signature of Notary
TERM EXPIRES MARCH 1, 2003	Notary Public, State of Texas

10	PRHC-ENNIS, L P	123256	1657871
10	PT-1 PHONECARD, L P	109979	1761759
10	RADICAL ARENA, LTD	129897	1639479
10	RADICAL HOOPS, LTD	130005	1581653
10	RADICAL MAVERICKS, LTD	129896	1600996
10	SANTAYANA INVESTMENTS, LTD	85239	1777092
10	SDL SEATING GALLERIES, L P	130833	1661598
10	SGI BEAUMONT-I, LTD	79090	1718452
10	SMALL FAMILY LIMITED PARTNERSHIP	131612	1680818
10	SOFER FAMILY LIMITED PARTNERSHIP	130847	1629419
10	SURE START LIMITED PARTNERSHIP	135562	1732267
10	TBS DENITECH LIMITED	120484	1723327
10	TEXAS CITY COGENERATION, L P.	104452	1625452
10	TEXAS IPI, L P	119569	1671518
10	TEXAS MSII/SEPII GP, L P	120147	1688036
10	TEXAS RFC/WA GP, L P	111017	1655651
10	TME DIAGNOSTIC PARTNERS, LTD	51415	1671563
10	TRI TERRA DEVELOPMENTS, L P	130110	1649923
10	VESTCOR PARTNERS XXV-A, L P	137721	1619890
10	VESTCOR TEXAS DEVELOPMENT, L P.	137476	1598607
11	808 GP LIMITED PARTNERSHIP	103307	1609463
11	808 INVESTMENTS LIMITED PARTNERSHIP	103308	1766710
11	AERO & 303 LIMITED PARTNERSHIP	102841	1663646
11	AMERICAN NEWLAND COMMUNITIES, LP	132060	1764170
11	ATC ELECTRONICS & LOGISTICS, L P	106227	1724983
11	BAY COLONY LIMITED PARTNERSHIP	137217	1600004
11	BLACKSTONE/TCC AUSTIN PARTNERS L P	96788	1694457
11	BRE/CW PARTNERS L P	101173	1705764
11	BREED AUTOMOTIVE, L P	76392	1689228
11	BROOKDALE INVESTORS TWO, L P	103043	1751568
11	CABLE PLUS COMPANY, L P	78374	1771564
11	CALPINE CENTRAL, L P	116500	1634529
11	CALPINE CONSTRUCTION FINANCE COMPANY, L P	124038	1623851
11	CALPINE ENERGY SERVICES, L P	126400	1578780
11	CALPINE HIDALGO DESIGN, L P	135402	1641324
11	CANADIAN MOBILE HOME COMMUNITIES, A CALIFORNIA LIMITED PARTNERS	102785	1662073
11	CENTRAL AUSTIN AMBULATORY SURGERY CENTER, L.P	112894	1734037

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas OCT 29 2001 Corporation Section
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List

The entity’s file number is See Attached List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.)

905 Congress Avenue, Austin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

1614 Sidney Baker Street, Kerrville, TX 78028

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 10/19/01

National Registered Agents, Inc. Name of registered agent

/s/ Dennis E. Howarth Signature of registered agent
Dennis E. Howarth, President
IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, THE STATEMENT MUST BE NOTARIZED. NOTARIZATION OF THE STATEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

State of	§
County of	§

Subscribed and sworn to before me on		by
(date)

(name of person sworn)
          (Notary Seal)

Signature of Notary
Notary Public, State of Texas

LIMITED PARTNERSHIP	PAWTUCKET FASTENERS L.P.	Rl
LIMITED PARTNERSHIP	BRIGHT-MEYERS LUBBOCK ASSOCIATES L.P.	TN
LIMITED PARTNERSHIP	BRIGHT-MEYERS WACO ASSOCIATES L.P.	TN
LIMITED PARTNERSHIP	CENTRAL AUSTIN AMBULATORY SURGERY CENTER L.P.	TN
LIMITED PARTNERSHIP	MPA ENTERPRISES L.P.	TN
LIMITED PARTNERSHIP	AO FAMILY LIMITED PARTNERSHIP	TX
LIMITED PARTNERSHIP	BAY COLONY LIMITED PARTNERSHIP	TX
LIMITED PARTNERSHIP	BEEKMAN STREET PARTNERS L.P.	TX
LIMITED PARTNERSHIP	C&B ASSOCIATES LTD.	TX
LIMITED PARTNERSHIP	CABLECHOICE-DALLAS LTD. II	TX
LIMITED PARTNERSHIP	CABLECHOICE-HOUSTON LTD. II	TX
LIMITED PARTNERSHIP	CALPINE HIDALGO ENERGY CENTER L.P.	TX
LIMITED PARTNERSHIP	CALPINE POWER EQUIPMENT LP	TX
LIMITED PARTNERSHIP	CALPINE/GENTEX LOST PINES OPERATIONS L.P.	TX
LIMITED PARTNERSHIP	CLEAR LAKE COGENERATION LIMITED PARTNERSHIP	TX
LIMITED PARTNERSHIP	CPN TEXAS CENTRAL FUELS L.P.	TX
LIMITED PARTNERSHIP	CREEKSTONE INVESTORS L.P.	TX
LIMITED PARTNERSHIP	CROW IRVINE #1 LIMITED PARTNERSHIP	TX
LIMITED PARTNERSHIP	DORCHESTER PROPERTIES LTD.	TX
LIMITED PARTNERSHIP	ECI-TEXAS L.P.	TX
LIMITED PARTNERSHIP	ENHANCE RECRUITMENT SERVICES LP	TX
LIMITED PARTNERSHIP	ENROCK L.P.	TX
LIMITED PARTNERSHIP	FREESTONE POWER GENERATION LP	TX
LIMITED PARTNERSHIP	HPL COMPRESSION COMPANY L.P.	TX
LIMITED PARTNERSHIP	INOVX SOLUTIONS (TEXAS) L.P.	TX
LIMITED PARTNERSHIP	MAIN PIPER L.P.	TX
LIMITED PARTNERSHIP	MATUSCHKA SERVICES (TEXAS) LTD.	TX
LIMITED PARTNERSHIP	MEXIA PRINCIPAL HEALTHCARE LIMITED PARTNERSHI.	TX
LIMITED PARTNERSHIP	MRM REAL ESTATE ASSOCIATES L.P.	TX
LIMITED PARTNERSHIP	MULTITECHNOLOGY SERVICES L.P.	TX
LIMITED PARTNERSHIP	NHI-TX INVESTORS L.P.	TX
LIMITED PARTNERSHIP	NHI/REIT OF TEXAS L.P.	TX
LIMITED PARTNERSHIP	NNP-GRAYSON LAKES L.P.	TX
LIMITED PARTNERSHIP	PERFORMANCE FOOD GROUP OF TEXAS L.P.	TX
LIMITED PARTNERSHIP	PERIMETER HOLDINGS L.P.	TX
LIMITED PARTNERSHIP	PRHC ENNIS L.P.	TX
LIMITED PARTNERSHIP	PT-1 PHONECARD L.P.	TX

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas APR 01 2002 Corporations Section
ASSUMED NAME CERTIFICATE
FOR FILING WITH THE SECRETARY OF STATE
1.	The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is

PRHC-Ennis, L.P.

2.	The assumed name under which the business or professional service is or is to be conducted or rendered is Ennis Regional Medical Center

3.	The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas and the address of its registered or similar office in that jurisdiction is

1614 Sidney Baker Street, Kerrville, Texas 78028

4.	The period, not to exceed 10 years, during which the assumed name will be used is Ten years

5.	The entity is a (check one):

A.
	☐ Business Corporation	☐ Non-Profit Corporation
	☐ Professional Corporation	☐ Professional Association
	☐ Limited Liability Company	☑ Limited Partnership
☐ Registered Limited Liability Partnership
B. If the entity is some other type business, professional or other association that is incorporated, please specify below (e.g., bank, savings and loan association, etc.) N/A

6.	If the entity is required to maintain a registered office in Texas, the address of the registered office is 1614 Sidney Baker Street, Kerrville, Texas 78028 and the name of its registered agent at such address is National Registered Agents, Inc.

The address of the principal office (if not the same as the registered office) is 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027

7.	If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A

8.	The county or counties where business or professional services arc being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”)

Ellis County

9.	The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document.

By	/s/ Howard T. Wall
Signature of officer, general partner, manager,
representative or attorney-in-fact of the entity

NOTE
This form is designed to meet statutory requirements for filing with the secretary of state and is not designed to meet filing requirements on the county level. Filing requirements for assumed name documents to be filed with the county clerk differ. Assumed name documents filed with the county clerk are to be executed and acknowledged by the filing party, which requires that the document be notarized.
Form No. 503
Revised 9/99
[ILLEGIBLE]

STATE OF TENNESSEE

COUNTY OF WILLIAMSON
Before me on this 27th day of [ILLEGIBLE] 2002, personally appeared Howard T. Wall and acknowledged to me that _______ he executed the foregoing certificate for the purposes therein expressed.

My Commission Expires:	/s/ Linda Marie Crockett
09/25/2004	Notary Public, State of TENNESSEE

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas July 13 2005 Corporations Section
CHANGE OF REGISTERED AGENT/REGISTERED OFFICE
1.	The name of the entity is PRHC-Ennis, L.P. and the file number issued to the entity by the secretary of state is 0012325610

2.	The entity is: (Check one.)
☐ a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

☐ a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation it vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

☐ a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

☑ a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

☐ an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.
3.	The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 1614 Sidney Baker Street, Kerrville, Texas 78028

4.	☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

c/o CT Corporation System, 350 N. St. Paul Street, Dallas, Texas 75201

OR ☐ B. The registered office address will not change.

5.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is National Registered Agents, Inc.

6.	☑ A. The name of the NEW registered agent is CT Corporation System

OR ☐ B. The registered agent will not change.

7.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

By:	/s/ Mary Kim E. Shipp
(A person authorized to sign
on behalf of the entity)

INSTRUCTIONS
1.	It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2.	You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3.	An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.	Please attach the appropriate fee:

Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$5.00
Non-Profit Corporation	$5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00
Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5.	Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.
Form No. 401
Revised 9/99
TX018 - 6/07/00 CT System Online